UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2020

DuPont de Nemours, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road,	Building 730	Wilmington,	Delaware	19805
(Address of Principal Executive Offices)				(Zip Code)

(302) 774-1000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission by DuPont de Nemours, Inc. (the “Company”) on February 18, 2020, Lori Koch was elected to serve as the Company’s Executive Vice President and Chief Financial Officer, effective as of the close of business on February 17, 2020. Prior to her promotion to Executive Vice President and Chief Financial Officer, Ms. Koch served as the Company’s Vice President, Investor Relations.

In connection with her promotion to Executive Vice President and Chief Financial Officer, on February 19, 2020, the People and Compensation Committee (the “Committee”) of the Company’s Board of Directors approved an increase in Ms. Koch’s annual base salary to $700,000 and an increase in her target short-term incentive program award to 100% of her base salary. In addition, consistent with the Company’s compensation program for executive officers, the Committee approved a $2,500,000 award to Ms. Koch under the Company’s long-term incentive plan composed of 20% stock options, 20% restricted stock units, and 60% performance share units based upon objective metrics established by the Committee. The stock options and restricted stock units will vest annually over three years and the performance share units will vest at the end of the three-year performance period, subject to satisfaction of the performance criteria, and, in each case, generally subject to continued employment. Ms. Koch also became eligible to participate in the Company’s Senior Executive Severance Plan and will be eligible to receive other benefits and to participate in other benefit plans made generally available to the Company’s executive officers in accordance with Company policies at levels appropriate for her position.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date:	February 21, 2020	By:	/s/ Michael G. Goss
		Name:	Michael G. Goss
		Title:	Vice President and Controller